UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

SVF INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39862	98-1574476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Circle Star Way San Carlos, California 94070 United States	94070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 562-8100

GAZELLE OPPORTUNITIES I (CAYMAN) CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	SVFAU	Nasdaq Capital Market
Class A Ordinary Shares included as part of the units	SVFA	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SVFAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. SVF Investment Corp. (“SVF”) has previously classified its private placement warrants, public warrants and forward purchase warrants (collectively, the “warrants”) as equity. For a full description of SVF’s warrants, please refer to SVF’s final prospectus filed in connection with its initial public offering (“IPO”) on January 11, 2021 (“Final Prospectus”).

On May 24, 2021, management of SVF and the Audit Committee of the Board of Directors of SVF determined that SVF’s previous audited balance sheet related to its IPO dated January 12, 2021, (the “Affected Period”) should no longer be relied upon due to changes required for alignment with the SEC’s Public Statement. The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.”

Following consideration of the guidance in the Public Statement, while the terms and quantum of the warrants as described in the Final Prospectus have not changed, SVF concluded the warrants do not meet the conditions to be classified in equity and instead, the warrants meet the definition of a derivative under ASC 815, under which SVF should record the warrants as liabilities on SVF’s balance sheet. SVF has discussed this approach with its independent registered public accounting firm, Marcum LLP. The adjustments to the financial statement items for the Affected Period will be set forth through expanded disclosure in the financial statements included in the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021.

In addition, the audit report of Marcum LLP included in the Current Report on Form 8-K filed with the SEC on January 19, 2021 should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 24, 2021

SVF INVESTMENT CORP.

By:	/s/ Navneet Govil
Name: Navneet Govil
Title: Chief Financial Officer

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